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                                                                      EXHIBIT 10



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statement of the Seasons Advisor II Variable Annuity on Form N-4 for Variable Annuity Account Five of AIG SunAmerica Life Assurance Company, of our report dated April 17, 2006, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2005 and 2004, and for each of the three years in the period ended December 31, 2005. We also consent to the use of our report dated July 13, 2006, relating to the financial statements of Variable Annuity Account Five at April 30, 2006, and for each of the two years in the period ended April 30, 2006, in such Registration Statement. We also consent to the incorporation by reference of our report dated March 16, 2006, relating to the financial statements, financial statement schedules, management's assessment of the effectiveness of internal control over financial reporting and the effectiveness of internal control over financial reporting, which appears in the American International Group, Inc. Annual Report on 10-K/A for the year ended December 31, 2005, in such Registration Statement. We also consent to the incorporation by reference of our report dated April 27, 2006, relating to the statutory statements of admitted assets, liabilities, capital and surplus of American Home Assurance Company as of December 31, 2005 and 2004, and the related statutory statements of income and changes in capital and surplus and of cash flow for each of the two years in the period ended December 31, 2005, in such Registration Statement. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.



PricewaterhouseCoopers LLP
Los Angeles, California
July 27, 2006